UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 31, 2007

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of  3 Pages

ITEM 1.01.  Entry into a Material Definitive Agreement

On May 31, 2007, Parkway Properties LP, the entity through which Parkway Properties, Inc. (the "Company") conducts substantially all of its business, entered into a Second Amendment to the Credit Agreement with a consortium of 10 banks with Wachovia Bank, National Association as Agent; PNC Bank, National Association as Syndication Agent; Bank of America, N. A., JPMorgan Chase Bank, N. A. and Wells Fargo Bank, National Association as Co-Documentation Agents; and other banks as participants.  This Amendment amends certain financial covenants, including, among others, the secured debt to total asset value ratio, the fixed charge coverage ratio, provisions for additional unsecured debt outside of the facility and modifications to certain definitions associated with covenant calculations.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to the Credit Agreement, a copy of which is filed as Exhibit 10.3 to this Form 8-K.  This Amendment gives the Company increased flexibility toward achieving its long-term management objectives.

ITEM 9.01.     Financial Statements and Exhibits

(d)        Exhibits.

10.1     First Amended and Restated Credit Agreement by and among Parkway Properties LP; Wachovia Bank, National Association, as Agent; PNC Bank, National Association, as Syndication Agent; Bank of America, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as Co-Documentation Agents and the Lenders identified therein dated April 27, 2006 (incorporated by reference to Exhibit 10 to the Company's Form 8-K filed April 28, 2006).

10.2     First Amendment to Credit Agreement among Parkway Properties, LP as Borrower; 111 Capitol Building Limited Partnership, Parkway Jackson, LLC, Parkway Lamar LLC, Parkway Properties, Inc. and Parkway Properties General Partners, Inc. collectively as Guarantors; Wachovia Bank, National Association as Agent; Wachovia Capital Markets, LLC as Sole Lead Arranger and Sole Book Runner; and the Lenders identified therein dated as of December 19, 2006 (incorporated by reference to Exhibit 10 to the Company's Form 8-K filed December 20, 2006).

10.3     Second Amendment to Credit Agreement among Parkway Properties, LP as Borrower; 111 Capitol Building Limited Partnership, Parkway Jackson, LLC, Parkway Lamar LLC, Parkway Properties, Inc. and Parkway Properties General Partners, Inc. collectively as Guarantors; Wachovia Bank, National Association as Agent; Wachovia Capital Markets, LLC as Sole Lead Arranger and Sole Book Runner; and the Lenders identified therein dated as of May 31, 2007 (filed herewith).

Page 2 of  3 Pages

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 31, 2007

PARKWAY PROPERTIES, INC.

By:    /s/Mandy M. Pope

       Mandy M. Pope

                         Chief Accounting Officer Page 3 of 4 Pages